Vertex Energy, Inc. 8-K

Exhibit 10.6

THE SYMBOL “[****]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

Tensile-Heartland Acquisition Corporation
c/o Tensile Capital Management, LLC
700 Larkspur Landing Circle, Suite 255
Larkspur, CA 94939

July 25, 2019

Vertex Energy Operating LLC	Vertex Energy, Inc.
c/o Vertex Energy, Inc.	1331 Gemini Street, Suite 250
1331 Gemini Street, Suite 250	Houston, TX 77058
Houston, TX 77058

Re:       Purchase Agreement

Dear Sir or Madam:

Reference is made to that certain limited liability company agreement (the “LLC Agreement”), dated as of the date hereof, of Vertex Refining MG, LLC (the “Company”), by and among the Company and the members thereof.

Vertex Energy Operating LLC (“VEO”), Vertex Energy, Inc. (“Vertex Parent”) and Tensile-Heartland Acquisition Corporation (“Tensile” and together with VEO and Vertex Parent, the “Parties”) hereby agree that if and when the Completion Standards (as defined below) are met to the satisfaction of or waived by Tensile in its sole discretion on or before June 30, 2020 (the “Completion Date”), the Parties shall, as reasonably as practicable and in no event more than 30 days from the Completion Date, execute the purchase agreement among the Parties and HPRM LLC substantially in the form attached as Exhibit A and consummate the transactions contemplated thereby on the terms and subject to the conditions set forth therein.

The “Completion Standards” shall mean that (a) the pilot studies are conducted by the Company in a manner consistent with Exhibit B and (b) the results of the pilot studies conducted by the Company meet the standards set forth on Exhibit C.

The Parties agree that the provisions of Article XIV of the LLC Agreement shall apply to this letter agreement mutatis mutandis.

Regards,

Tensile-Heartland Acquisition Corporation
By:

/s/ Douglas J. Dossey

Name: Douglas J. Dossey
Title: Director

Agreed and Accepted:

Vertex Energy Operating LLC

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	CEO

Vertex Energy, Inc.

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	CEO

Exhibit A

(Attached.)*

[* Filed separately as Exhibit 10.7 to the Current Report on Form 8-K which this Exhibit 10.6 is filed as an Exhibit to.]

Exhibit B

Pilot studies will be conducted per the following guidelines:

-	The pilot will be carried out under at least [****] different conditions, including [****] and other physical and chemical conditions. Each condition will produce approximately [****] gallons of product. Each successive run will take into account the results from the prior run to optimize the inputs and conditions. Product from the optimum run will then be fractionated to produce [****] cuts – a [****] cut, a [****] cut, and [****] cuts, a [****] and [****]. The conditions in which the optimum run occurs will reflect those that can be continuously, and reliably replicated at the Vertex Refining OH, LLC refinery with the current assets and proposed modifications
-	Performed by [****]
-	Supplied with feedstock derived from VGO as typically produced by Vertex Refining OH, LLC
-	Pilot study will yield [****] of [****] of combined [****] and [****]

Exhibit C

The [****] at 100Cbase oil will yield typical values as indicated in the table below:

Parameter	Unit	Method	Typical Value
Viscosity Index		ASTM D2270	[****]
Sulfur	wppm	ASTM D2622	[****]
Saturates	wt%	ASTM D2007; IFP9409	[****]
App. Viscosity by CCS @ - 30C	cP	ASTM D5293	[****]
Evaporation Loss, Noack Method	wt%	ASTM D5800 Method B	[****]
Base oil yield*	%		[****]

[****]

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